                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  September 30, 1999
                                                        ------------------


                   COMMUNICATIONS WORLD INTERNATIONAL, INC.
                   ----------------------------------------
              (Exact Name of Registrant as Specified in Charter)

  Commission file number:  0-30220

                Colorado                                      84-0917382
---------------------------------------------    -------------------------------
(State or other jurisdiction of incorporation    (I.R.S. Employer Identification
            or organization)                                     No.)


7315 South Revere Parkway, Unit 602, Englewood, Colorado          80112
-------------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)

                                (303) 721-8200
                                --------------
               Registrant's telephone number, including area code

Item 2.  Acquisition or Disposition of Assets

Effective September 30, 1999, the Company, through its wholly owned subsidiary, CommWorld Acquisition Corporation, acquired Willpower, Inc., a corporation located in Arlington, Texas which conducted business under the name, RMS Communications ("RMS"). The operations of RMS will be continued by the Company under the name, CommWorld/RMS. The Company acquired inventory of approximately $66,000 and fixed assets with a net book value of approximately $14,000. The Company issued 185,000 shares of common stock, at the market price of $1.34 per share on the date of closing; notes payable of $150,000 with interest at 7% per annum, payable quarterly beginning December 31, 1999 and principal payments of $50,000 payable quarterly beginning September 30, 1999; and cash of $225,000. The Company used internal funds for the acquisition, which were derived primarily from a private offering of notes and warrants. RMS provides communications solutions to businesses in the Dallas/Ft. Worth metropolitan area. Prior to the acquisition, there was no material relationship between the Company and RMS.

Item 7.  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information

     (1) Communications World International, Inc. Pro Forma Condensed Consolidated Balance Sheet (unaudited) April 30, 1999.
     (2) Communications World International, Inc. Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the year ended April 30, 1999.
     (3) Communications World International, Inc. Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).

(c)  Exhibits

     2.1 Merger Agreement by and among CommWorld Acquisition Corporation, Willpower, Inc. D/B/A/ RMS Communications, and Pierre Miossec filed as
     Exhibit 2 (f) to Registration Statement on Form 10-SB/A (File No. 0-30220) is incorporated herein by reference.


                                  SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Communications World International, Inc.
                                    ----------------------------------------
                                    (Registrant)


Date: October 14, 1999              /s/  James M. Ciccarelli
      ----------------              ------------------------
                                    James M. Ciccarelli, Chief Executive Officer

(b)  Pro Forma Financial Information (unaudited)

The following pro forma summary financial information have been prepared giving effect to the acquisition of Willpower, Inc. as if the transaction had taken place at December 31, 1998 for the pro forma condensed consolidated balance sheet and for the year then ended for the pro forma condensed consolidated income statements.

The acquisition has been accounted for as a purchase. The carrying values of assets acquired have been estimated to approximate fair market value. Accordingly, no pro forma adjustments to these amounts were made to reflect an allocation of the purchase price.

The pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the acquisition been consumated at the foregoing date or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company, is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the acquisition had occurred at December 31, 1998.

                   Communications World International, Inc.
          Pro-forma Condensed Consolidated Balance Sheet (un-audited)
                                April 30, 1999

                                                      Historical Financial
                                                          Statements
                                                 ----------------------------------
                                                    April 30,        December 31,                               Pro Forma
                                                      1999              1998                                   Consolidated
                                                      ----              ----           Pro Forma                Financial
                                                    CommWorld           RMS           Adjustments               Statement
                                                    ---------           ---           -----------               ---------
ASSETS
------
Current assets:
    Cash                                            $   57,118          $ 40,119         ($40,119)    (B)       $   57,118
    Trade accounts and current portion of
      notes receivable                               1,353,223           184,336         (184,336)    (B)        1,353,223

    Inventories                                        331,696            66,514                                   398,210
    Other current assets                                46,228                 -                                    46,228
                                                    ----------          --------                                ----------
      Total current assets                           1,788,265           290,969                                 1,854,779

Property and equipment, net                            263,775            13,803                                   277,578
Deposits and other assets                               73,875             2,442           (2,442)    (B)           73,875
Notes receivable                                     1,006,037                                                   1,006,037
Intangible assets, net                               1,687,328                            622,900     (A)        2,202,782
                                                                                          (80,317)    (B)
                                                             -                 -          (27,129)    (C)                -
                                                    ----------          --------                                ----------

      Total                                         $4,819,280          $307,214                                $5,415,051
                                                    ==========          ========                                ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities:
    Trade accounts payable                          $1,817,103          $ 89,545         ($89,545)    (B)       $ 1,817,103
    Revolving line of credit                           496,753                                                      496,753
    Current portion of notes  payable                  766,219                                                      766,219
    Accrued expenses and other                         374,916            61,654          (61,654)    (B)           404,916
                                                             -                 -           30,000     (D)                 -
                                                   -----------          --------                                -----------
       Total current liabilities                     3,454,991           151,199                                  4,287,816

Notes payable and other                                427,825           116,227         (116,227)    (B)           802,825
                                                             -                 -          375,000     (A)                 -
                                                   -----------          --------                                -----------
       Total liabilities                             3,882,816           267,426                                  4,287,816
                                                   -----------          --------                                -----------

Stockholders' equity:
    Convertible preferred stock                        586,363                                                      586,363
    Common stock                                     7,120,812             1,000           (1,000)    (B)         7,120,812
    Additional paid-in capital                         551,429                            247,900     (A)           799,329
    Accumulated deficit                             (7,322,140)           38,788          (38,788)    (B)        (7,379,269)
                                                             -                 -          (57,129)   (C&D)                -
                                                   -----------          --------                                -----------
       Total stockholders' equity                      936,464            39,788                                  1,127,235
                                                   -----------          --------                                -----------

                                                   $ 4,819,280          $307,214                                $ 5,415,051
                                                   ===========          ========                                ===========

   The accompanying notes are an integral part of the financial statements.

                   Communications World International, Inc.
     Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                       For the Year Ended April, 30 1999

                                                     Historical Financial
                                                          Statements
                                                 -----------------------------------                                 Pro Forma
                                                     April 30,        December 31,                                 Consolidated
                                                       1999              1998          Pro forma                     Financial
                                                     CommWorld           RMS          Adjustments                    Statements
                                                     ---------           ---          -----------                    ----------
Revenue:
   Franchise equipment sales                      $  5,361,569                                                      $  5,361,569
   Direct equipment and service sales                3,505,436        $2,349,485                                       5,854,921
   Other revenue                                       282,676                 -                                         282,676
                                                  ------------        ----------                                    ------------
        Total revenue                                 9,149681         2,349,485                                      11,499,166
                                                  ------------        ----------                                    ------------

Costs and expenses:
   Cost of franchise equipment sales                 4,759,150                                                         4,759,150
   Cost of direct equipment and service sales        2,325,227         1,165,748                                       3,490,975

   Selling, general and administrative               2,991,600         1,061,429                                       4,053,029
   Interest Expense                                    253,883                            $30,000   (D)                  283,883
   Other expense                                       170,747                 -           27,129   (C)                  197,876
                                                  ------------        ----------                                    ------------
                                                    10,500,607         2,227,177                                      12,784,913
                                                  ------------        ----------                                    ------------

Income (loss) from continuing operations            (1,350,926)          122,307                                      (1,285,748)

Loss from discontinued operations                     (429,333)                -                                        (429,333)
                                                  ------------        ----------                                    ------------
Net income (loss)                                   (1,780,259)          122,307                                      (1,715,081)
                                                  ------------        ----------
Cumulative dividend on preferred stock                  47,709                 -                                          47,709
                                                  ------------        ----------                                    ------------
Net income (loss) applicable to common  stock
                                                   ($1,827,968)       $  122,307                                     ($1,762,748)
                                                                      ==========                                    ============
Loss per share:
   Basic:
          Loss from continuing operations         $       (.56)                                                     $       (.53)
                                                  ============                                                      ============
          Net Loss                                $       (.76)                                                     $       (.71)
                                                  ============                                                      ============
   Diluted:
          Loss from continuing operations         $       (.56)                                                     $       (.53)
                                                  ============                                                      ============
          Net Loss                                $       (.76)                                                     $       (.71)
                                                  ============                                                      ============

Weighted average number of common shares
outstanding
   Basic:                                            2,409,816                                                         2,409,816
                                                  ------------                                                      ------------
   Diluted:                                          4,184,593                                                         4,184,593
                                                  ------------                                                      ------------

   The accompanying notes are an integral part of the financial statements.

                   Communications World International, Inc.
         Notes to Pro Forma Condensed Financial Statements (unaudited)
                                April, 30 1999


(A) On September 30, 1999 Communications World International, Inc. (the Company) acquired Willpower, Inc. D/B/A/ RMS Communications, Inc (RMS) for approximately $622,900. The purchase price was comprised of cash of $225,000, notes from purchaser of $150,000 and 185,000 shares of Common Stock.
(B) All of the assets of RMS except inventory and fixed assets will be liquidated and the proceeds net of all liabilities will be paid to the sellers.
(C)  Amortization of goodwill over 20 years.
(D)  Accrued interest on acquisition debt at 8% per annum.


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